INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of earnings (loss) before income taxes consist of the following:

	2018	2017 As adjusted	2016 As adjusted
Canadian	$10,880	$7,205	$15,480
Foreign	(34,574)	512	4,537
Earnings (loss) before income taxes	$(23,694)	$7,717	$20,017

The income tax expense (recovery) consists of:

	2018	2017 As adjusted	2016 As adjusted
Canadian:
Current	$101	$28	$(287)
Deferred	(4,508)	1,665	401
	$(4,407)	$1,693	$114
Foreign:
Current	$2,500	$2,347	$7,304
Deferred	2,823	(841)	(3,047)
	$5,323	$1,506	$4,257
Total:
Current	$2,601	$2,375	$7,017
Deferred	(1,685)	824	(2,646)
	$916	$3,199	$4,371

The reconciliation of income taxes calculated at the statutory rate to the actual income tax provision for the years ended December 31 was as follows:

	2018	2017 As adjusted	2016 As adjusted
Income tax expense (recovery) at Canadian statutory income tax rates of 26.99% (2017 - 26.01%; 2017 - 26.01%)	$(6,330)	$1,979	$5,183
Increase (decrease) in income taxes for:
Permanent and other differences	2,173	(1,452)	(2,192)
Change in statutory/foreign tax rates and foreign exchange rates	4,238	1,049	11,581
Change in valuation allowance	1,041	1,571	(11,403)
Stock-based compensation expense	1,973	1,633	1,039
Adjustment to prior years	(2,179)	(1,581)	163
Income tax expense (recovery)	$916	$3,199	$4,371

Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows at December 31:

	2018	2017 As adjusted
Deferred income tax assets (liabilities)
Property and equipment	$1,289	$1,470
Non capital loss carry-forwards	89,499	87,854
Capital loss carry-forwards	3,195	3,166
Scientific research and development expenses and credits	20,004	23,829
Reserves and other	16,044	14,784
Investments	(801)	(471)
Acquired intangibles	(10,022)	(13,761)
	119,208	116,871
Valuation allowance	113,560	112,519
	$5,648	$4,352

	2018	2017 As adjusted
Classification:
Assets
Non-current	$11,751	$12,197
Liabilities
Non-current	(6,103)	(7,845)
	$5,648	$4,352

At December 31, 2018, we have provided for a valuation allowance on our deferred tax assets of $113,560 (2017 - $112,519).

At December 31, 2018, we have Canadian allowable capital loss carry-forwards of $11,519 that are available, indefinitely, to be deducted against future Canadian taxable capital gains.  In addition, we have investment tax credits of $19,669 and $7,957 available to offset future Canadian federal and provincial income taxes payable, respectively.  The investment tax credits expire between 2021 and 2038.  At December 31, 2018, our U.S. subsidiary has $6,445 of California research & development tax credits which may be carried forward indefinitely.

At December 31, 2018, net operating loss carry-forwards for our foreign subsidiaries were $68,902 for U.S. income tax purposes that expire between 2021 and 2037, $7 for Brazil income tax purposes, $11,109 for Sweden income tax purposes, $21 for Norway income tax purposes, $60,203 for Luxembourg income tax purposes, and $209,202 for French income tax purposes.  The Brazil, Sweden, Norway, Luxembourg and French net operating loss carry-forward may be carried forward indefinitely. Our foreign subsidiaries may be limited in their ability to use foreign net operating losses in any single year depending on their ability to generate significant taxable income.  In addition, the utilization of the U.S. net operating losses is also subject to ownership change limitations provided by U.S. federal and specific state income tax legislation. The amount of Brazil net operating losses deducted each year is limited to 30% of each year's taxable income. The amount of French net operating losses deducted each year is limited to €1.0 million plus 50% of French taxable income in excess of €1.0 million. Our French net operating losses carry-forward is subject to the “continuity of business” requirement.  Our French subsidiaries also have research tax credit carried forward of $3,458 and employment tax credit carried forward of $287 as at December 31, 2018.  The French tax credits may be used to offset against corporate income tax and if any tax credits are not fully utilized within a three year period following the year the tax credits are earned, it may be refunded by the French tax authorities. Tax loss and tax credits carry-forwards are denominated in the currency of the countries in which the respective subsidiaries are located and operate.  Fluctuations in currency exchange rates could reduce the U.S. dollar equivalent value of these tax loss and research tax credit carry forwards in future years.

In assessing the realizability of our deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which temporary differences become deductible and the loss carry-forwards or tax credits can be utilized.  Management considers projected future taxable income and tax planning strategies in making our assessment.

No provision for taxes have been provided on undistributed foreign earnings, as it is the company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occur in the future.

Accounting for uncertainty in income taxes

At December 31, 2018, we had gross unrecognized tax benefits of $4,482 (2017 — $4,418).  Of this total, $652 (2017 — $747) represents the amount of unrecognized tax benefits that, if recognized, would favorably impact our effective tax rate.

Below is a reconciliation of the total amounts of unrecognized tax benefits for the years ended December 31:

	2018	2017 As adjusted
Unrecognized tax benefits, beginning of year	$4,418	$4,329
Increases — tax positions taken in prior periods	3	36
Increases — tax positions taken in current period	—	61
Settlements and lapses of statute of limitations	61	(8)
Unrecognized tax benefits, end of year	$4,482	$4,418

We recognize interest expense and penalties related to unrecognized tax benefits within the provision for income tax expense on the consolidated statement of operations.  At December 31, 2018, we had increased $29 (2017 - reversed $642) for accruals of interest and penalties.

In the normal course of business, we are subject to audit by the Canadian federal and provincial taxing authorities, by the U.S. federal and various state taxing authorities and by the taxing authorities in various foreign jurisdictions.  Tax years ranging from 2005 to 2018 remain subject to examination in Canada, the United States, the United Kingdom, France, Germany, Australia, China, Hong Kong, Brazil, South Africa, Japan, Korea, Taiwan, Italy, Sweden, Norway, India, Spain, and Luxembourg.

The Company regularly engages in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. The Company believes it is reasonably possible that certain tax matters may be concluded in the next 12 months. The Company estimates that the unrecognized tax benefits at December 31, 2018 could increase by approximately $97 in the next 12 months.

Deferred taxes on foreign earnings

No provision for taxes have been provided on undistributed foreign earnings, as it is the company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occur in the future.